Capital Management - Schedule of Gearing Ratios (Details) - Gearing Ratio [Member] - USD ($)	Jun. 30, 2025	Dec. 31, 2024
Capital Management - Schedule of Gearing Ratios (Details) [Line Items]
Total borrowings	$ 18,094,304	$ 21,418,016
Less: Cash and cash equivalents	(10,110,206)	(21,699,202)
Net (cash) / debt	7,984,098	(281,186)
Total equity	98,180,994	73,103,853
Total capital	$ 106,165,092	$ 73,103,853
Gearing ratio	8.00%	0.00%